SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                        _______________


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 29, 1997


                          P-Com, Inc.
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       (Exact name of registrant as specified in charter)



          Delaware                 0-25356                  77-02893711
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(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)            File Number)          Identification No.)



3175 S. Winchester Boulevard, Campbell, California              95008
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    (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (408) 866-3666


                         Not Applicable
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 (Former name or former address, if changed since last report.)




Item 2    ACQUISITION OR DISPOSITION OF ASSETS
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     (a)  On May 29, 1997, P-Com, Inc., a Delaware corporation
("P-Com") acquired Control Resources Corporation ("CRC"), by the statutory merger (the "Merger") of a wholly-owned subsidiary of P-Com, P-Com Merger Subsidiary, Inc., a Delaware corporation ("Sub"), with and into CRC. The Merger was consummated pursuant to the Agreement and Plan of Reorganization, dated as of April
14, 1997, among P-Com, Sub, CRC and certain stockholders ("Key Securityholders") of CRC (the "Merger Agreement"). As a result of the Merger, CRC became a wholly-owned subsidiary of P-Com.

          A total of 751,478 shares of P-Com Common Stock were issued or will be issuable to former CRC stockholders and optionholders in exchange for the acquisition by P-Com of all outstanding shares of CRC capital stock and all unexpired and unexercised options to acquire CRC capital stock, which options P-Com assumed in the Merger. The shares of P-Com Common Stock issued to the CRC stockholders were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Act") and the shares of the P-Com Common Stock issuable upon exercise of the assumed CRC options will be registered by the end of June 1997 under the Act pursuant to a registration statement on Form S-8. Ten percent (10%) of the P-Com Common Stock issued or issuable in the transaction is being held in escrow as collateral for all obligations of the securityholders of CRC pursuant to the Merger Agreement and the provisions of an escrow agreement.

          The terms of the Merger Agreement were the result of arm's length negotiations among the parties. Prior to the execution of the Merger Agreement, neither P-Com nor any of its affiliates, officers or directors had any material relationship with CRC. P-Com intends to treat the Merger as a pooling of interests for accounting and reporting purposes. In connection with the Merger, P-Com, CRC, and the stockholders of CRC also entered into a Registration Rights Agreement whereby P-Com has agreed to file a registration statement covering the Common Stock issued in the Merger, such registration statement to be effective on or before July 31, 1997. Additional information regarding CRC and the terms of the Merger are set forth in the Merger Agreement. The description of the agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the provisions of the definitive agreements.

     (b) CRC manufactures, supports and services products used by the communications industry to provide integrated network devices to network service providers. P-Com currently intends to continue CRC's business substantially in the manner conducted by CRC immediately prior to the Merger.


Item 7    FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Financial Statements of Business Acquired.  At the date
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of this report it was impracticable to provide the required financial statements. The required financial statements will be filed as soon as practicable after the date hereof, but no later than August 12, 1997.


     (b)  Pro Forma Financial Information.  At the date of this
     -------------------------------------
report it was impracticable to provide the required pro forma financial statements. The required pro forma financial statements will be filed as soon as practicable after the date hereof, but no later than August 12, 1997.

     (c)  Exhibit.  The following documents are filed as exhibits
     -------------
to this report:

               1.   Exhibit 7(c)(2) - Agreement
                    and Plan of Reorganization, dated as of April 14, 1997, among P-Com, Sub, CRC, and the certain stockholders of CRC listed therein (Exhibit 2.1(e), the Registration Rights Agreement, is filed as Exhibit 7(c)(4) hereto, all other exhibits are immaterial and have been excluded, as well as all schedules; such exhibits and schedules will be furnished supplementally upon request by the Securities and Exchange Commission).

               2.   Exhibit 7(c)(4) - Registration
                    Rights Agreement, dated as of May 29, 1997, among P-Com and the stockholders of CRC.

               3.   Exhibit 7(c)(99) - Press
                    Release, dated April 15, 1997, issued by P-
                    Com announcing the signing of the Merger
                    Agreement.



                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              P-COM, INC.
                              ----------------------------------
                              (Registrant)

Date:  June 12, 1997          By:     /s/ Michael J. Sophie
                              ----------------------------------
                              Name:   Michael J. Sophie
                              ----------------------------------
                              Title:  Vice President, Finance
                                      and Administration and Chief
                                      Financial Officer


                         EXHIBIT INDEX


     Exhibit
     -------

     7(c)(2) Agreement and Plan of Reorganization, dated as of April 14, 1997, among P-Com, Sub, CRC, and the certain stockholders of CRC named therein.

     7(c)(4)         Registration Rights Agreement, dated as of
                     May 29, 1997, among P-Com and the stockholders of CRC.

     7(c)(99)       Press Release, dated April 14, 1997, issued by
                    P-Com announcing the signing of the Merger Agreement.